UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400 San Diego, CA 92108 (Address of principal executive offices) (zip code)

(619) 631-8261 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GBOX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2022, Mr. Benjamin Chung resigned as Chief Financial Officer of GreenBox POS (the “Company”), effective immediately.

On August 16th, Mr. J. Drew Byelick was appointed the Company’s Chief Financial Officer, effective immediately.

Mr. Byelick, 65, had been employed by the Company as Senior Vice President Finance since June 2022. In 2021, Mr. Byelick was Chief Financial Officer of Aero Components, LLC, a manufacturer of structural aircraft parts for DOD and other U.S. OEMs. From 2015 to 2019, Mr. Byelick held multiple roles at AZZ Inc., a $1 billion global provider of metal coatings, welding services, and engineered electrical equipment serving a broad scope of industries and applications. Mr. Byelick’s last position at AZZ Inc. was Vice President, Chief Accounting Officer. Mr. Byelick has a BS in Accounting from Lehigh University and an MBA from Fordham University and is a licensed CPA.

There is no arrangement or understanding between Mr. Byelick and any other person pursuant to which he was selected to serve as Chief Financial Officer of the Company. Mr. Byelick does not have any family relationships with any of the Company’s executive officers or directors, and, other than being paid $61,000 for serving as the Company’s SVP Finance since June 2022, Mr. Byelick does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr. Byelick’s appointment as Chief Financial Officer, the Compensation Committee of the Board determined that Mr. Byelick would receive an annual base salary of $275,000. In addition, on the 90th day following his start date, Mr. Byelick will receive a signing bonus in the form of a grant of 20,000 shares of the Company’s common stock (“Common Stock”) under the Company’s 2021 Restricted Stock Plan. These shares will fully vest in March 2023. Furthermore, Mr. Byelick will be eligible to receive a maximum of 50,000 shares of Common Stock semi-annually based on the Company’s annual earnings performance, as well as benefits as are generally made available to other senior executives of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Date: August 22, 2022	By:	/s/ Ben Errez
Ben Errez
Executive Vice President and Chairman